Exhibit 99.2 4Q18 Financial Results February 26, 2019

Disclaimer No Offer or Solicitation This presentation is provided for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Worldpay, Inc. (“Worldpay” or the “Company”) or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Neither the contents of Worldpay’s website, nor the contents of any other website accessible from hyperlinks on such websites, is incorporated herein or forms part of this document. Forward-Looking Statements This release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this release are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements contained in this release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) our ability to adapt to developments and change in our industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) implementation of our new acquiring platform; (vi) our ability to expand our market share or enter new markets; (vii) the outcome of Brexit; (viii) our ability to successfully integrate the businesses of our predecessor companies; (ix) our ability to identify and complete acquisitions and partnerships; (x) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or card schemes or changes in those requirements; (xi) our ability to pass along fee increases; (xii) termination of sponsorship or clearing services; (xiii) loss of clients or referral partners; (xiv) geopolitical, regulatory, tax and business risks associated with our international operations; (xv) economic and political uncertainty; (xvi) reductions in overall consumer, business and government spending; (xvii) fraud by merchants or others; (xviii) a decline in the use of credit, debit or prepaid cards; (xix) consolidation in the banking and retail industries; (xx) our ability to mitigate risk; (xxi) government regulation, including regulation aimed at protecting consumer information and banking regulation; (xxii) changes in tax laws; (xxiii) changes in foreign currency exchange rates; (xxiv) outcomes of future litigation or investigations; and (xxv) our dual-listings with the NYSE and LSE. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, our actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect the company’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s periodic reports filed with the SEC, including the company’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC. Any forward-looking statement made by us in this release speaks only as of the date of this release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 2

4Q18 FINANCIAL RESULTS & HIGHLIGHTS Charles Drucker Executive Chairman & Chief Executive Officer

Strong Results Demonstrate the Power of our Strategy

Robust 4Q 2018 results

- Accelerated revenue growth to 10% on a constant currency basis, while absorbing $6 million in foreign currency headwinds
- Technology Solutions grew 21% on a constant currency basis, driven by strong execution in eCommerce and accelerating new sales in Integrated Payments
- Pro forma adjusted EBITDA margins expanded 160 basis points, primarily due to $16 million in cost synergies
- Pro forma adjusted EPS grew 15% to $1.12

Exceeded 2018 integration and financial targets

- Technology integration ahead of schedule with approx. 80,000 heritage WPUS clients migrated to our highly-scaled U.S. platform
- Rapidly integrated our U.S. and international capabilities eCommerce capabilities to enable global cross-sells
- Surpassed financial targets for accretion, leverage and synergies

Strong business momentum underpins positive 2019 outlook

- Significant New Client & Partner Wins: Lenovo and Lightspeed
- Revenue Synergies: Increasing confidence in $100 million revenue synergy target with 26 signed cross-sell wins to date

FY19 guidance reflects continued execution and powerful client value proposition:

- Revenue: $4,200 - $4,260, representing 7-9% growth
- EPS: $1.00 - $1.50 (GAAP); $4.50 - $4.60 (Adjusted)


Net Revenue (millions)
Reported
4Q18
$1,050
4Q17
$569
85% Growth
Pro Forma
4Q18
$1,050
4Q17
$963
9% Growth
(10% in CC)
Net Income Per Share
GAAP
$0.36
($0.37)
Adjusted
4Q18
$1.12
4Q17
$0.97
15% Growth

worldpay
© 2018 Worldpay, LLC and/or its affiliates. All rights reserved.
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Accelerating Momentum in 2019 Accelerate Strategically Expand our Cost & Revenue Synergies Allocate Capital Client Value Proposition Generate Value Through Enhance Returns and We Are a Payments Integration Strengthen Our Business Innovator 2019 Target 2019 Target 2019 Target Complete client migration onto our Harness substantial cash Deliver new capabilities that create scaled U.S. platform and accelerate generation through disciplined customer value throughout successful cross-sell activity across strategic capital allocation to transaction life-cycle our global eCommerce client base enhance shareholder returns Expected Results Expected Results Expected Results • Accelerate cost synergy realization • Generate >$1 billion in FCF • Further expand our global reach • Continued cross-sell wins • 3.5x net leverage by mid-2019 • Develop innovative technology • Resume M&A and return of • Create tailored solutions capital activities Post–merger integration will Utilize strong free cash flow to Our global reach, innovative continue to yield substantial enhance returns through a balance technology and tailored solutions financial benefit while of continued de-levering along with are the pillars of our client value simultaneously reinforcing our on-going investments for growth proposition and support our position as the leading player in and return of capital to position as a payments innovator the rapidly expanding global shareholders eCommerce market © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 5

2019 Innovation Priorities Accelerate Deploy Next- Onboarding Global Gen APIs Omnichannel Enable New Robust Security Payment Methods & Fraud Expand to Cross-Acquirer New Regions Analytics Platform Source: Internal materials. © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 6

FINANCIAL REVIEW Stephanie Ferris Chief Financial Officer

Surpassed Full-Year 2018 Financial Commitments Our Commitment Our Results Worldpay acquisition to be accretive • Combination accretive in first year (2018) by second year (2019) • Worldpay achieved EPS accretion in 2018 by executing multiple activities, including optimizing our capital structure, positively impacting the tax structure of the combined company, and aggressively managing the expense base Enhance our margin profile through • Delivered $52 million of cost synergies in 2018, 15% above our improved operating leverage original target of $45 million in-year • Created 140 basis points of margin expansion in 2018 De-lever the business to <4x EBITDA • Reached 4x target more than 6 months ahead of plan by mid-2019 • Exited 2018 with gross leverage of 4.0x and net leverage of 3.9x • Voluntarily paid down $180 million in debt during 2018 and $520 million more debt in January 2019 Outstanding financial execution during first year of post-merger integration © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 8

Fourth Quarter Financial Summary Strong 4Q Results Reflect Robust Financial Profile High-growth, recurring Significant operating leverage revenue streams Organic net revenue growth accelerated to 10% in 4Q18, • Adjusted EBITDA margins expanded 160 bps reaching $1.05 billion on a pro forma basis Continued line-of-sight to $100 million revenue • Realized cost synergies of $16 million in the quarter, synergy target with 26 cross-sell wins to date above our $14 million expectation Technology Solutions • Growth accelerated to 21% on a pro forma constant currency basis • Strong holiday season for eCommerce and robust new sales in Integrated Payments Highly cash generative • Technology Solutions reached 41% of our revenue mix in 2018, up from 37% in 2017; Expected to reach 50% by year-end 2021 • Voluntarily repaid $180 million in debt during 2018 and $520 million in January 2019 Merchant Solutions • Growth of 3% on a pro forma constant currency basis • Repurchased $150 million in shares • Low single digit growth in both the U.S. and U.K. on a pro • Board increased share repurchase authorization forma constant currency basis by $500 million Issuer Solutions • Growth of 4%, maintaining momentum from third quarter © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 9

1Q19 and FY19 Guidance 1Q 2019 FY 2019 Guidance Guidance Compelling Financial Profile Net Revenue (millions) $940 – $955 $4,200 – $4,260 • High single digit constant currency revenue growth, inclusive of: GAAP Net Income Per – Technology Solutions: Mid to high-teens $0.01 – $0.08 $1.00 – $1.50 Share – Merchant Solutions: Low single digits – Issuer Solutions: Low single digits Adjusted Net Income $0.87 – $0.90 $4.50 – $4.60 Per Share • Significant operating leverage – 180-200 bps Adjusted EBITDA margin expansion, primarily created through Guidance Assumptions $130-140 million in cost synergies in 2019 • Depreciation and amortization excluding intangibles of $160-$170 million in 2019 • Mid-teens adjusted EPS growth • $290-300 million in interest expense in 2019 • Effective tax rate of approximately 14% • Average diluted adjusted shares outstanding of approx. 313 million for 2019 • Capex of approximately $400 million, equal to ~9% of total revenue • Assumes consistent U.K. economy © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 10

Leading Payments Technology Company Leader in large market, Powerful client We are a payments Compelling investing in high-growth value proposition innovator financial profile segments • Well-positioned in • We make it easy for our • Bringing together • High-growth, recurring large and deep global clients to expand into new advanced technology at revenue stream payments industry markets and to simplify each stage of the • Superior operating their back-office transaction lifecycle • Market expansion driven leverage by rapid global adoption • Utilizing advanced • At the core of our • Highly cash generative of electronic payments payments technology to offering is advanced help our clients increase data analytics • Investing in high-growth their revenue and opportunities: Global • We use machine minimize their costs E-commerce, Integrated learning to dynamically Payments, Verticals, • Our experts develop evolve our capabilities Geographies tailored solutions to solve with every transaction our clients’ most complex problems © 2018 Worldpay, LLC and/or its affiliates. All rights reserved. 11

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